UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40, avenue Monterey
L-2163 Luxembourg Grand Duchy of Luxembourg
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +352 2469 7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 12, 2014, Altisource Portfolio Solutions S.A. (“Altisource”) announced that it is discontinuing its Lender Placed Insurance brokerage line of business.  A copy of the press release issued by Altisource is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1                        Press Release dated November 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	By:	/s/ Michelle D. Esterman
Name: Michelle D. Esterman
Title: Chief Financial Officer

Date: November 12, 2014